UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
_________________________________________

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VOCERA COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOCERA COMMUNICATIONS, INC.
525 Race Street
San Jose, CA 95126

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 5, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of Vocera Communications, Inc. (the “Company”), dated April 16, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 5, 2020. This supplement is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Annual Meeting and is being made available to stockholders on or about May 22, 2020.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2020
May 22, 2020

To Our Stockholders:

Due to the public health impact of the coronavirus (COVID-19) situation and to support the health and well-being of our stockholders and other stakeholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders of Vocera has been changed. As previously announced, the Annual Meeting will be held on Friday, June 5, 2020 at 10:00 a.m. Pacific Time. In light of public health concerns regarding the coronavirus (COVID‑19) situation, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, the Board fixed the close of business on April 8, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.0003 per share, at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. To be admitted to the Annual Meeting at www.meetingcenter.io/240087726, you must enter the control number found on your proxy card, Notice of Internet Availability or other voting instruction form or notice you previously received, along with the password "VCRA2020." Once admitted, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you wish to submit a question, you may do so during the meeting by logging into the virtual meeting platform at www.meetingcenter.io/240087726, typing your question into the “Ask a Question” field, and clicking “Submit.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered at once.

If you plan to attend the meeting virtually on the Internet, please follow the registration instructions as outlined in this Notice.

Q:    How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/240087726 and entering the control number found on your proxy card, Notice of Internet Availability or other voting instruction form or notice you previously received, along with the password "VCRA2020."

Once admitted into the meeting, you also will be able to vote your shares online. Visitors who join the Annual Meeting as “Guests,” without entering a control number or registering in advance with Computershare, will not be able to submit questions or vote their shares, if any.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check‑in process. Please follow the registration instructions as outlined in this proxy statement.

Q:    How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the proxy card, Notice of Internet Availability or other voting instruction form or notice instructions that you received, as supplemented by this Notice.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Vocera shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare
Vocera Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose related to the meeting. Requets should be sent to investorrelations@vocera.com. The stockholder list will also be available during the virtual meeting via www.meetingcenter.io/240087726.

The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the Proxy Statement. The Company makes proxy materials available to our stockholders on the Internet. You can access proxy materials at www.envisionreports.com/vcra. You also may vote via the Internet or by telephone by following the instructions shown on your proxy card, Notice of Internet Availability or other voting instruction form or notice you previously received.

By Order of the Board of Directors
/s/ Douglas A. Carlen
Douglas A. Carlen General Counsel and Corporate Secretary